Filed pursuant to Rule 497

File No. 333-232124

Rule 482ad

Broker Dealer Kit Gladstone Investment Corporation A Business Development Company $350,000,000 Primary Offering of 6.00% Notes (due 2040)

Company Overview

Gladstone Investment Corporation (“GAIN”, “we” or the “Company”) was incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. On June 22, 2005, we completed our initial public offering and commenced operations. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a Business Development Company (“BDC”) under the Investment Company Act of 1940, as amended.

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”). Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, generally in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with individual investments generally totaling up to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 75.0% in debt securities and 25.0% in equity securities, at cost.

GAIN’s Investment Focus and Process

We focus on investing in U.S.-based lower middle market private businesses (which we generally define as private companies with annual EBITDA (earnings before interest, taxes, depreciation, and amortization) of $3 million to $20 million) that meet certain criteria, including the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the portfolio company, reasonable capitalization of the portfolio company, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples, and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger, acquisition, or recapitalization of the portfolio company, a public offering of the portfolio company’s stock or, to a lesser extent, by exercising our right to require the portfolio company to repurchase our warrants, as applicable, though there can be no assurance that we will always have these rights. We invest in portfolio companies that need funds for growth capital, to finance acquisitions, including management buyouts, recapitalize or, to a lesser extent, refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises.

More About Gladstone Investment

Gladstone Investment is an established BDC that completed its initial public offering of common stock in 2005 (Nasdaq: GAIN). As of March 31, 2020, we had investments in 28 portfolio companies located in 17 states across 14 different industries, and our portfolio had an aggregate fair value in excess of $565 million, allocated 76% to debt securities and 24% to equity securities, at fair value.

As of March 31, 2020

Offering Summary

Our 6.00% Notes (due 2040) (the “Notes”) offering is designed with the goal of potentially providing investors with steady income. There can be no assurance that we will achieve this objective.

🌑	NOTES: 6.00 % Notes (due 2040)

The Notes will be direct unsecured obligations and will rank pari passu, or equal in right of payment, with our existing and future unsecured, unsubordinated indebtedness; senior to any series of preferred stock currently outstanding or that we may issue in the future; senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries and any of our future subsidiaries, including borrowings under the Company’s bank credit facility.

🌑	PURCHASE PRICE & INTEREST RATE: $25.00 per Note. 6.00% annualized interest

We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. Minimum initial investment of $5,000. No minimum for qualified retirement accounts. The interest rate of the Notes is 6.00% per year and will be paid on the first day of each month, commencing on the first day of the month following the issuance of such Note. The regular record dates for interest payments will be the 15th day of the month immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

There is no guarantee of capital preservation or continuous interest.

🌑	SIZE : $350, 000,000

🌑	OFFERING TERMINATION: Earlier of June 1, 2025 or until all Notes sold in primary offering

Gladstone Investment, through its affiliated broker-dealer Gladstone Securities, LLC, the dealer manager for the offering (the “Dealer Manager”), will pay all commissions and expenses associated with the sale of the Notes. Noteholders pay no sales charges to Gladstone Investment or the Dealer Manager in connection with the offering.

INVESTMENT FEATURES

Note: Data on Gladstone Investment as of 3/31/2020

Timbrel Capital, LLC (“Timbrel”) is acting as National Accounts Manager on this offering,

and is a third party not affiliated with Gladstone Securities LLC or Gladstone Investment Corporation.

Notes offered through the Dealer Manager, Gladstone Securities, LLC, Member FINRA/SIPC.

Timbrel is a registered broker-dealer, Member FINRA/SIPC.

RISK FACTORS

Please consult the prospectus supplement for this offering for a full recitation of risk factors for this offering. If any of the risks contained in or incorporated by reference into the prospectus supplement or the accompanying prospectus develop into actual events, our business, financial condition, liquidity or our prospectus could be materially and adversely affected, we may be unable to timely pay the interest on the Notes, and the value thereof could decline, and you may lose all or part of your investment. In addition, new risks may emerge at any time, and we cannot predict such risks or estimate the extent to which they may affect our financial performance. Some statements in the prospectus supplement, including statements within the risk factors, may constitute forward-looking statements. See the “Forward-Looking Statements” and “Risk Factors” sections in the prospectus supplement, the accompanying prospectus, and in our regular filings with the SEC for additional risks, which may affect us or the Notes.

•  Our business has been, and in the future could be further, adversely affected by the recent coronavirus outbreak.

•  There will initially be no public market for the Notes as we do not intend to apply for listing on Nasdaq until after the Termination Date, and even after listing, if achieved, a liquid secondary trading market may not develop and the features of the Notes may not provide you with favorable liquidity options.

•  The Notes will not be rated.

•  The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future and will rank pari passu with, or equal to, all outstanding and future unsecured, unsubordinated indebtedness issued by and us and our general liabilities (total liabilities, less debt).

•  The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

•  The indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

•  If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

•  We may not sell all of the Notes offered.

•  The Notes will bear a risk of redemption by us.

•  Your option to tender your Notes for redemption is subject to the continuation of the redemption program, which may be terminated by our Board of Directors at any time in its sole discretion, the availability of funds and compliance with applicable law.

•  If you elect to exercise the option to have us redeem your Notes, the cash payment that you receive as a result of your optional redemption will be a substantial discount to the price that you paid for the Notes in this offering.

•  Holders of the Notes will be subject to inflation risk.

•  An investment in the Notes bears interest rate risk.

•  Holders of Notes will have no control over changes in our policies and operations and have extremely limited voting rights.

•  Our management will have broad discretion in the use of the net proceeds from this offering and may allocate the net proceeds from this of fering in ways that you may not approve.

•  We may be unable to invest a significant portion of the net proceeds of this offering or other capital sources on acceptable terms.

•  Gladstone Securities, the dealer manager in this offering, is our affiliate, and we established the offering price and other terms for the Notes pursuant to discussions between us and Gladstone Securities.

•  If you fail to meet the fiduciary and other standards under ERISA or the Code as a result of an investment in this offering, you could be subject to liability and civil or criminal penalties.

Gladstone Investment Corporation has filed a registration statement (including a prospectus) and a prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement, the prospectus supplement, and other documents that the Company has filed with the SEC for more complete information about the Company or this offering. You may access these documents for free by visiting EDGAR on the SEC’s website at www.SEC.gov. Alternatively, the Dealer Manager for this offering, Gladstone Securities, LLC, will arrange to mail you the prospectus and prospectus supplement if you request one by calling toll-free at (833) 849-5993.